UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2009

Jamaica Jim, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-148042	26-2342913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Irvine Center Drive, Suite 400
Irvine, California 92618
(Address of Principal Executive Office) (Zip Code)

(949) 309-3099
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As disclosed in Item 4.01 on Form 8-K filed on June 10, 2009 with the Securities and Exchange Commission, on June 8, 2009, the Company dismissed Moore & Associates, Chartered as the principal independent accountant for the Company.

However, on August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of our prior independent accountant Moore & Associates, Chartered, for violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Sections 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 8, 2009, the Company dismissed its prior accounting firm of Moore & Associates, Chartered as our independent accounting firm.

The reports of Moore & Associates, Chartered on the financial statements for the Company’s fiscal years ended September 30, 2008 and 2007 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company's ability to continue as a going concern. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K) in connection with the audits of the Company’s fiscal years ended September 30, 2008 and 2007, and the subsequent interim period through June 8, 2009, regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues. During the Company's two most recent completed fiscal years, and interim period through June 8, 2009, there were no "reportable events" as such term is described in Item 304(a)(1)(iv) of Regulation S-K with Moore & Associates, Chartered.

On June 8, 2009, MCC engaged the accounting firm of DBBMckennon, Certified Public Accountants as our principal independent accounting firm.

The Company had not consulted with DBBMckennon, Certified Public Accountants,  for the fiscal years ending September 30, 2008 and 2007, and the subsequent interim period through June 8, 2009 regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Board of Directors of the Company approved the dismissal of Moore & Associates, Chartered, and the engagement of DBBMckennon, Certified Public Accountant, as a change in principal accountants as discussed above.

Subsequent Event

On August 27, 2009 the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates, Chartered, our previous independent account, for violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Sections 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

The Company originally requested that Moore & Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agree with the statements in our Form 8-K as filed on June 10, 2009, such requested letter was attached as Exhibit 16.1 to the Form 8-K.

The Company now has requested that Moore & Associates, Chartered furnish it with an amended letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements in this Form 8-K/A.  The Company was not able to obtain such a letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jamaica Jim, Inc.

Dated:    September 3, 2009

By:          /s/ Bill Noonan
Bill Noonan
Chief Executive Officer